September 9, 1994




Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549


Re:   Carlyle Real Estate Limited Partnership - XV
      Commission File No. 0-16111
      Form 8-K


Gentlemen:

Transmitted, for the above-captioned registrant, is the electronically filed executed copy of registrant's current report on Form 8-K dated May 5, 1994.

Thank you.



Very truly yours,

CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XV

By:   JMB Realty Corporation
      Corporate General Partner




      By:   C. SCOTT NELSON
            -------------------------------
            C. Scott Nelson, Vice President
            Director of Partnership
            Financial Reporting


CSN:sf

Enclosures




                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  May 5, 1994



                 CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XV
            ______________________________________________________

            (Exact name of registrant as specified in its charter)




     Illinois                     0-16111                     36-3314827
________________               _____________             ___________________

(State or other)               (Commission               (IRS Employer
Jurisdiction of                File Number)              Identification No.)
Organization




             900 N. Michigan Avenue, Chicago, Illinois  60611-1575
             _____________________________________________________

                    (Address of principal executive office)




      Registrant's telephone number, including area code:  (312) 915-1987
      ___________________________________________________________________






                        PARK AT COUNTRYSIDE APARTMENTS

                            DAYTONA BEACH, FLORIDA
                    ______________________________________



ITEM 5.  OTHER EVENTS.    Carlyle Real Estate Limited Partnership - XV (the
"Partnership") through Daytona Park Associates, Ltd. (the "Venture"), a Florida limited partnership, was the owner of the Park at Countryside Apartments (the "Property") located in Daytona Beach, Florida. Effective May 5, 1994, due to the Venture's default in the payment of debt service, the mortgage lender (The Travelers Insurance Company) concluded proceedings to realize upon its mortgage security represented by the land, building and related improvements of the Property. The property consists of a 120-unit apartment complex and was approximately 98% occupied at the time of the transfer of title.

     The Venture has recognized a gain of approximately $2,000,000 for financial reporting purposes in 1994 and expects to recognize a gain of approximately $1,200,000 for Federal income tax purposes (of which the Partnership's share is approximately $1,300,000 and $800,000, respectively). The terms of the Venture agreement provide that the gain on disposition of the Property be allocated to the partners with negative capital balances immediately prior to disposition, with such gain being allocated in the ratio of such negative balances.

     Furthermore, pursuant to the terms of the Carlyle Real Estate Limited Partnership - XV Partnership Agreement, the gain on disposition in 1994 will be allocated 1% to the General Partners and 99% to the Limited Partners.
There will be no distributable proceeds as a result of this transaction.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements.  Not applicable.
            (b)   Proforma financial information.  Not applicable.
            (c)   Exhibits.
                  1.    Agreed Final Judgement of Foreclosure.
                  2.    Release - The Travelers Insurance Company.
                  3.    Release - Daytona Park Associates, Ltd.
                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XV

                              By:   JMB Realty Corporation
                                    Corporate General Partner




                                    By:   C. SCOTT NELSON
                                          _______________________________
                                          C. Scott Nelson, Vice President
                                          Director of Partnership
                                          Financial Reporting